CONSTELLATION NON-EMPLOYEE DIRECTORS’ DEFERRED STOCK UNIT PROGRAM Amended and Restated Effective December 10, 2024 1. Effective Date; Purpose. This Constellation Non-Employee Directors’ Deferred Stock Unit Program (the “Program”) first became effective on February 1, 2022 (the “Effective Date”) upon the consummation of the transactions contemplated by the Separation Agreement (the “Separation Agreement”) between Constellation Energy Corporation, a Pennsylvania corporation (the “Company”), and Exelon Corporation (such transactions contemplated by the Separation Agreement, the “Spin-Off”). The purpose of this Program is to set forth certain provisions which shall be deemed a part of, and govern, equity compensation awards granted by the Company to non-employee directors of the Company pursuant to the Constellation Energy Corporation 2022 Long-Term Incentive Plan (the “Plan”), including any such awards granted in substitution of awards that were granted by Exelon Corporation prior to the Spin-Off under its equity compensation plans (an “Exelon Plan”), pursuant to the Employee Matters Agreement between the Company and Exelon Corporation, entered into in connection with the Spin-Off (the “Employee Matters Agreement”). The Program is hereby amended and restated effective as of December 10, 2024 (the “Amendment Effective Date”). Units granted prior to the Amendment Effective Date shall continue to be governed by the terms of the Program in effect prior to the Amendment Effective Date. 2. Definitions. Except as otherwise defined herein, the defined terms used in this Program shall have the meanings set forth below or in the Plan: “Account” means the Company’s record established pursuant to Section 5, which reflects the number of Units credited to a Participant under the Program. “Award” means a grant of Units in respect of Annual Award Value, including any Units credited as Dividend Equivalents with respect to such grant. “Beneficiary” means the person(s) designated by a Participant to receive any benefits payable under this Program after the Participant’s death. The Company’s Secretary shall provide a form for this purpose. If the Participant is not survived by a designated Beneficiary, the Participant’s Beneficiary shall be the Participant’s executor, administrator, legal representative or similar person. If one or more Beneficiaries survive the Participant, but all designated Beneficiaries die before the entire balance payable under this Program has been distributed, any remaining balance shall be paid to the estate of the last surviving Beneficiary. A Participant may change his or her Beneficiary designation at any time until his or her death by filing a written Beneficiary Designation Form with the Secretary, in the manner specified by the Secretary. “Board” means the Board of Directors of the Company. “Code” means the Internal Revenue Code of 1986, as amended. “Committee” means the Corporate Governance Committee of the Board, or such other Committee appointed by the Board or, if no such Committee is currently appointed, the Secretary of the Company. “Common Stock” means the common stock of the Company. “Company” means Constellation Energy Corporation and any successor thereto. “Director” means a member of the Board who is not an employee of the Company or any of its subsidiaries or other entities controlling or controlled by it.

2 “Dividend Date” means the date on which any quarterly dividend declared by the Board on the Common Stock is paid to shareholders. “Dividend Equivalent” means an amount determined by multiplying the number of Units subject to an Award on the record date for the payment of a dividend on the Common Stock, by (i) the per share amount of a cash dividend, (ii) the per share Fair Market Value of any stock dividend, or (iii) the per share fair market value (as determined by the Committee) of any dividend in consideration other than cash or Common Stock, paid by the Company on its Common Stock with respect to such dividend record date. “Fair Market Value” of Common Stock means the closing sales price thereof on the national securities exchange or quotation service through which the Common Stock is listed or traded on the day on which Fair Market Value is being determined. In the event that there are no Common Stock transactions on the national securities exchange or quotation service through which the Common Stock is listed or traded on such day, the Fair Market Value will be determined as of the immediately preceding day on which there were Common Stock transactions. “Participant” means any Director who is eligible to participate in the Program under Section 4. An individual shall remain a Participant until that individual has received full distribution of any amount credited to the Participant’s Account. “Separates from Service” or “Separation from Service” means the Director’s termination of service as a member of the Board (and the board of directors of all subsidiaries, if applicable) for any reason other than death. A Separation from Service shall be determined in accordance with Section 409A of the Code and shall be deemed to have occurred when the Director’s service to the Company ceases, without reference to any compensation continuation arrangement that may be applicable. “Unit” means a Deferred Stock Unit as defined in the Plan. “Unit Value” means, at any time, unless otherwise specified in the Program, the value of each Unit granted under the Program, which value shall be equal to the Fair Market Value of a share of Common Stock on such date. 3. Administration. Awards granted to Participants under this Program shall be administered by the Committee, which shall have full power and authority to interpret the Program, to prescribe, amend and rescind any rules, forms and procedures as it deems necessary or appropriate for the proper administration and to make any other determinations, including factual determinations, and take such other actions as it deems necessary or advisable in carrying out its duties under the Program. All decisions and determinations by the Committee shall be final and binding on other persons having or claiming an interest hereunder. 4. Participation. Each Director of the Company shall become a Participant in the Program on the later of (i) the Effective Date or (ii) the date such individual first becomes a Director. In connection with the Spin-Off and pursuant to the terms of the Employee Matters Agreement, each Constellation Director, as defined in the Employee Matters Agreement, who was participating in the Exelon Corporation Non- Employee Directors’ Deferred Stock Unit Program (the “Exelon Program”) as of immediately prior to the Spin-Off automatically became a Participant in the Program as of the Effective Date. 5. Award of Units. 5.1 Award of Units. The Committee will determine an annual value that shall be used for calculating the total number of Units granted to each Director pursuant to an Award (the “Annual Award Value”) at such time as determined by the Committee in its discretion. Such number of Units shall be

3 equal to the Annual Award Value divided by the Fair Market Value of a share of Common Stock. The Fair Market Value of a share of Common Stock may be calculated based on such date or range of dates as determined by the Committee, which may include the applicable grant date or the average Fair Market Value of Common Stock over any specified period preceding the grant date. Such awarded Units shall be credited to each Participant’s Account as specified in Section 5.3 below. The Board may review the Annual Award Value under this Section 5.1 periodically and amend the Program to adjust such Annual Award Value if and to the extent appropriate. For any Participant who was not a Director for any part of a calendar year, the award shall be prorated accordingly. 5.2 Dividend Equivalents. From the date of grant of each Award to a Participant until the Award has been fully distributed, the Company shall credit to each Participant’s Account on each Dividend Date, a number of Units equal to (i) the Dividend Equivalent for such dividend payment date, divided by (ii) the Fair Market Value of a share of Common Stock on such Dividend Date. If Units are awarded under Section 5.1 and this Section 5.2 as of the same date, the award under this Section 5.2 shall be determined before any Units are credited to a Participant’s Account under Section 5.1. 5.3 Accounts. The Company shall keep records to reflect the number of Units credited to each Participant pursuant to each Award; provided, however, that (i) this Program shall be unfunded, (ii) the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure distribution of Units granted under this Program, and (iii) no Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. Fractional Units shall accumulate in the Participant’s Account and shall be added together to create whole Units. Nothing contained in this Program and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company. 5.4 Adjustments. In the event of any equity restructuring, change in corporate capitalization, corporate transaction or change in control, the number of Units credited to Participants’ Accounts shall be appropriately adjusted by the Committee as set forth in Sections 6.8 and 6.9 of the Plan. Any adjustments determined by the Committee shall be final, binding and conclusive. If and to the extent that any such change in the number of shares of Common Stock outstanding is effected solely by application of a mathematical formula (e.g., a 2-for-1 stock split), the adjustment described in this Section 5.4 shall be made and shall occur automatically by application of such formula, without further action by the Committee. 5.5 Spin-Off. As of the Effective Date, (a) any then-outstanding deferred stock units granted under an Exelon Plan to any Constellation Director, as defined in the Employee Matters Agreement, were replaced with a grant of Units in accordance with the terms of the Employee Matters Agreement, (b) the Company and the Program assumed all liabilities under the Exelon Plan for any benefits under the Exelon Plan of all Constellation Directors who participated in the Exelon Plan immediately prior to the Spin-Off, and (c) such benefits are administered and paid under the terms of this Program. All elections made by such Constellation Directors under the Exelon Program with respect to any period prior to the Effective Date shall continue to apply and shall be administered under this Program, except as otherwise set forth in Section 6.4(b).

4 6. Distribution of Units. 6.1 Timing of Distributions. (a) Awards for 2024 and Prior Years. Awards in respect of the Annual Award Value for 2022, 2023, and 2024 (including any Units credited in 2025 or subsequent years pursuant to Section 5.2 with respect to such Awards) shall be distributed to the Participant in, or beginning in, the month of April of the year next beginning after the occurrence of one of the following distribution events selected by the Participant and submitted in accordance with procedures established by the Company (a “Stock Distribution Election Form”): (i) the Participant’s Separation from Service; (ii) the Participant’s 65th birthday; or (iii) the Participant’s 72nd birthday. (b) Awards for 2025 and Subsequent Years. Awards in respect of the Annual Award Value for 2025 and subsequent years (excluding, for the avoidance of doubt, any Units credited in 2025 or subsequent years pursuant to Section 5.2 with respect to 2022, 2023, and 2024 Awards) shall be distributed to the Participant within 60 days following the occurrence of one of the following distribution events selected by the Participant and submitted on a Stock Distribution Election Form in accordance with procedures established by the Company: (i) the Participant’s Separation from Service; (ii) the Participant’s 65th birthday; or (iii) the Participant’s 72nd birthday. In addition, a Participant may elect not to defer the Participant’s Award, in which event payment shall be made on the vesting date set forth in the applicable award agreement. 6.2 Method of Distributions. Distributions shall be paid in a lump sum payment or in annual installments over a period of up to 10 years, as the Participant shall direct in the Participant’s Stock Distribution Election Form. For purposes of Section 409A of the Code, a series of annual installments shall be considered a single payment of an Award. If a Participant elects to receive distribution of an Award in installments, Dividend Equivalents will be credited to such Participant’s Account in accordance with Section 5 until the full amount of the Participant’s Award has been distributed. Each installment payment shall include shares of Common Stock equal to the largest number of whole Units determined by dividing the total number of Units payable pursuant to the Award as of such payment date by the number of payments remaining in the installment period, and the last such installment shall also include cash in an amount equal to the Unit Value of any remaining fractional Unit. 6.3 Form of Payment. All distributions shall be paid in the form of whole shares of Common Stock reserved for issuance under the Plan and cash in an amount equal to the Unit Value of any remaining fractional Unit. 6.4 Submission of Stock Distribution Forms. (a) Awards for 2024 and Prior Years. Awards in respect of the Annual Award Value for 2022, 2023, and 2024 (including any Units credited in 2025 or subsequent years pursuant to Section 5.2 with respect to such Awards) shall be governed by the Stock Distribution Form in effect for a Director as of the Effective Date, or if later, within 30 days following the date on which the Director first became eligible to participate in the Program. If a Director does not timely submit a Stock Distribution Election Form in accordance with the preceding sentence, then such Director shall be deemed to have elected to receive such Awards in the form of a lump sum payable upon the Director’s Separation from Service. (b) Awards for 2025 and Subsequent Years. Beginning with Awards granted in 2025 and for each subsequent year, each Director shall be provided with an opportunity to submit a new Stock Distribution Form applicable to such Award in accordance with Section 409A of the

5 Code and such procedures as determined by the Committee. If a Director does not timely submit a new Stock Distribution Election Form in accordance with the preceding sentence, then such Director shall be deemed to have elected to receive the Director’s Award in accordance with the most recent Stock Distribution Form timely submitted by such Director, provided that, (i) if no such Stock Distribution Form has been timely submitted, the Director shall be deemed to have elected to receive such Award in a lump sum payable upon the Director’s Separation from Service, and (ii) if a Director’s most recent timely submitted Stock Distribution Form provides for distribution within 60 days after such Director’s 65th or 72nd birthday and the Director continues to serve as a Director after such selected birthday, the Director must file a new election form for Awards that are not vested as of the selected birthday, and if the Director does not do so, the Director shall be deemed to have elected to receive such Awards in a lump sum upon such Director’s Separation from Service. 6.5 Changes to Elections. A Participant may elect to change the time and/or method of the Participant’s distributions payable under the Program in accordance with procedures prescribed by the Committee; provided that, in accordance with Section 409A of the Code, any such change in a distribution election (a) shall not be effective until 12 months after it is submitted to the Committee, (b) must be submitted to the Committee at least 12 months prior to the date on which such distributions were previously scheduled to commence, and (c) must provide for distributions to commence at least five years after the date on which such distributions were previously scheduled to commence. 6.6 Death. Notwithstanding the terms of any Stock Distribution Form, if a Participant dies before any Units credited to the Participant’s Account have been distributed in accordance with Section 6.1, whether death occurs before or after a Separation from Service, the Company shall distribute to the Participant’s Beneficiary as soon as practicable, in a single distribution, shares of Common Stock equal to the number of whole Units credited to the Participant’s Account as of the date of the Participant’s death and cash in an amount equal to the Unit Value of any remaining fractional Unit. 7. Miscellaneous. 7.1 No Rights as Shareholder. No Participant shall have any rights as a shareholder of the Company, including the right to any cash dividends, or the right to vote, as a result of the grant to the Participant, or the Participant’s holding of, any Units. 7.2 No Rights to Continued Service. Nothing in this Program, and no action taken pursuant hereto, shall affect the Participant’s term of service as a Director. 7.3 Amendment of Program. The terms of this Program may be amended, suspended, or terminated at any time by the Committee or the Board (or their respective delegates), provided that, the Secretary of the Company may amend the Program to comply with applicable law, to make administrative changes or to carry out directives of the Board or the Committee. 7.4 Incompetents. If the Committee shall find that any person to whom any distribution or payment is payable under this Program is unable to care for such person’s affairs because of illness or accident, or is a minor (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative), any distribution or payment due may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Committee may determine. Any such distribution or payment shall be a complete discharge of the liabilities of the Company under this Program.

6 7.5 Compliance with Section 409A of the Code. This Program is intended to comply with the provisions of Section 409A of the Code and shall be interpreted and construed accordingly. To the extent that any provision of the Program would cause a conflict with the requirements of Section 409A of the Code, or would cause the administration of the Plan to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed null and void to the extent permitted by applicable law. The Program may be amended at any time to satisfy any requirements of Section 409A of the Code or guidance provided by the U.S. Treasury Department to the extent applicable to the Program. Other than pursuant to a valid election under Section 409A of the Code, in no event shall a Participant, directly or indirectly, designate the calendar year of payment. Notwithstanding any provision herein, neither the Company nor its affiliates shall have any liability to any Participant or Beneficiary for any taxes or penalties incurred by reason of Section 409A of the Code. 7.6 Binding Effect. This Program shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Participant and his or her heirs, executors, administrators and legal representatives. 7.7 Governing Law. This Program and each Award granted hereunder shall be construed in accordance with, and governed by, the law of the Commonwealth of Pennsylvania to the extent not preempted by applicable federal law. 7.8 Interpretation. In the event of any conflicting terms between this Program and the Plan, the terms of the Plan shall control. * * *